                                                                     EXHIBIT 24

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              CAROL L. BROOKINS

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


                WITNESS my hand this 2nd day of March, 1994.


                                    /s/ CAROL L. BROOKINS
                                        ___________________________________
                                        CAROL L. BROOKINS

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD M. CARSON

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report, and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


        WITNESS my hand this 2nd day of March, 1994.



                             /s/ EDWARD M. CARSON
                             -----------------------
                             EDWARD M. CARSON

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               DAVID E. FISHER

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


        WITNESS my hand this 2nd day of March, 1994.



                         /s/ DAVID E. FISHER
                             ------------------------------------------
                             DAVID E. FISHER

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               BASIL T.A. HONE

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of March, 1994.


                    /s/ BASIL T.A. HONE
                        __________________________________________________
                        BASIL T.A. HONE

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               BURTON M. JOYCE

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and any amendments or supplements thereto, and to file said Annual Report, and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of March, 1994.


                    /s/ BURTON M. JOYCE
                        __________________________________________________
                        BURTON M. JOYCE

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               FRANCIS G. MEYER

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31,1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of March, 1994.


                            /s/ FRANCIS G. MEYER
                                ________________________________
                                FRANCIS G. MEYER

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              JOHN R. NORTON III

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report, and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.



        WITNESS my hand this 2nd day of March, 1994.


                       /s/  JOHN R. NORTON III
                            ________________________________________________
                            JOHN R. NORTON III

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              REUBEN F. RICHARDS

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.



        WITNESS my hand this 2nd day of March, 1994.

                        /s/ REUBEN F. RICHARDS
                            _______________________________________________
                            REUBEN F. RICHARDS

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, THAT I,

                                HENRY R. SLACK

hereby constitute and appoint George H. Valentine, Francis G. Meyer and
Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of March, 1994.



                   /s/  HENRY R. SLACK
                        ___________________________________________________
                        HENRY R. SLACK